KnowBe4 Announces First Quarter 2022 Financial Results

•Total GAAP revenue increased 40.1% year-over-year to $75.0 million
•Annual recurring revenue (ARR) increased 37.6% year-over-year to $305.9 million
•Total number of customers reached approximately 49,600
•Cash flow from operations was $25.1 million and free cash flow was $23.4 million

TAMPA BAY, FL, May 10, 2022 -- KnowBe4, Inc. (NASDAQ: KNBE), provider of the leading security awareness training and simulated phishing platform, today reported results for the first quarter ended March 31, 2022.
“We are pleased to report another outstanding quarter with ARR reaching $305.9 million and total customers closing in on 50,000.” said Stu Sjouwerman, founder and chief executive officer of KnowBe4. “As current geopolitical events have indicated, the need for organizations to establish a strong security culture has never been more important. We believe our current product portfolio coupled with new offerings planned for later this year positions us very well to take advantage of the markets heightened focus on security."
Bob Reich, KnowBe4’s chief financial officer, added, “Our successful first quarter financial results are indicative of our continued ability to execute on our growth strategies while maintaining our focus on profitability. GAAP revenue for the first quarter grew by 40.1% and our GAAP gross margin remained strong at 86.5%. We also finished the quarter with $23.4 million of free cash flow driven by strong cash collections.”
First Quarter 2022 Financial Highlights

	Q1-2022	Q1-2021	Change
	(in thousands, except percentages)
Revenue	$75,033	$53,550	+40.1%
Annual recurring revenue[1]	$305,867	$222,270	+37.6%
GAAP gross margin	86.5%	86.3%	+0.2%
Non-GAAP gross margin[1]	87.6%	86.6%	+1.0%
GAAP operating margin	3.5%	5.2%	(1.7)%
Non-GAAP operating margin[1]	12.0%	11.0%	+1.0%
Cash flow provided by operating activities	$25,141	$21,852	+15.1%
Free cash flow[1]	$23,362	$20,961	+11.5%
1 A reconciliation of GAAP to non-GAAP financial measures and definitions for our key business metrics, including annualized recurring revenue and free cash flow, is provided under the heading "Explanation of Non-GAAP Financial Measures".
Recent Business Highlights
•First quarter revenue and ARR increased year-over-year by 40.1% and 37.6%, respectively. Our significant growth is driven by continued expansion of our customer base, introduction of new products and features leading to strong multi-product adoption trends and further penetration into international markets.
•Our fifth annual KB4-CON user conference was hosted in Orlando, FL. After two years of virtual events, we were excited to connect with many of our customers and partners in person. The event brought valuable industry updates, product demonstrations and networking opportunities to a record number of in-person attendees.
•As announced at KB4-CON, we plan to release SecurityCoach in the fourth quarter with beta testing occurring during the third quarter. The SecurityCoach product incorporates the technology acquired as part of the SecurityAdvisor transaction with our core platform. We continue to be excited about the integration capabilities of SecurityCoach which will allow our customers to identify and remediate unsecure actions in real time.
•We were recognized as a Forrester Wave leader in their Security Awareness and Training Solutions, Q1-2022 report. The Forrester report further recognized the established product and strong vision that we bring to the market. In addition to product recognition, we were also recognized as number one in our category for the Tampa Bay Times 2022 Top Workplace award.
Financial Outlook
For the second quarter and full year 2022, the Company expects:

Metric	Second Quarter Range
Total Revenue	$78.5 - $79.5 million

Metric	Full Year Range
Total Revenue	$331 - $333 million
Free Cash Flow Margin	19%+

Conference Call Information
KnowBe4 will host a conference call for analysts and investors to discuss its earnings results for the first quarter of 2022 and outlook for the full year 2022 today at 8:30 AM ET.
Conference Call: (888) 350-3846 (US/Canada Toll Free) or (646) 960-0251
Conference ID: 2935805
Webcast: https://investors.knowbe4.com/investor-relations
A recorded webcast of the event will also be available shortly after the call, and will be made available for one year on the KnowBe4 Investor Relations website (https://investors.knowbe4.com).
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally involve risks and uncertainties, including statements regarding our future financial and operating performance and our financial outlook and guidance for the year 2022. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern KnowBe4's expectations, strategy, priorities, plans or intentions. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the impact of the COVID-19 pandemic on our and our customers’ business; our limited operating history; our ability to identify and effectively implement the necessary changes to address execution challenges; risks associated with managing our rapid growth; our limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; the integration of SecurityAdvisor or companies we may acquire in the future; the failure to timely develop and achieve market acceptance of new products as well as existing products; rapidly evolving technological developments in the market; length of sales cycles; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in our filings and reports with the Securities and Exchange Commission (“SEC”), including in our most recent Quarterly Report on Form 10-Q and any subsequent filings with the SEC. Copies of these filings are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements, including, as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures" section of this press release.
About KnowBe4
KnowBe4 is the leading provider of “new-school” security awareness training and simulated phishing platform. Our mission is to enable your employees to make smarter security decisions, every day. Through our subscription-based services, your organization will have access to the leading security awareness training platform.
Available Information
KnowBe4 announces material information to the public about KnowBe4, its products and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, its Investor Relations website, its Twitter accounts (@KnowBe4) and its blogs (including blog.knowbe4.com/) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Investor Relations Contact:
Ken Talanian
ir@knowbe4.com
Press Contact:
Kathy Wattman
pr@knowbe4.com

Explanation of Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we consider certain financial measures that are not prepared in accordance with GAAP, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, free cash flow and free cash flow margin, as useful in evaluating our operating performance. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it assists investors in seeing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our operating results over multiple periods with other companies in our industry. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit as GAAP gross profit excluding stock compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP gross profit and non-GAAP gross margin provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of our results of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) as GAAP operating income (loss) excluding stock compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance. Non-GAAP operating margin is calculated as non-GAAP operating income (loss) divided by revenues.
Free Cash Flow and Free Cash Flow Margin
We define free cash flow as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less purchases of property, equipment, amounts capitalized for internal-use software and principal payments on finance leases. We believe that free cash flow is a meaningful indicator of liquidity to management and investors about the amount of cash generated from our operations that, after the investments in property, equipment and capitalized internal-use software, can be used for strategic initiatives. Free cash flow margin is calculated by dividing free cash flow by revenues.
Explanation of Key Business Metrics
In addition to GAAP measures of performance, we regularly monitor certain financial and operating metrics, including Number of Customers and Annual Recurring Revenue (ARR), in order to measure our current performance and estimate our future performance. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.
Number of Customers
We define a customer as a separate and distinct buying entity, such as a company, an educational or government institution or a distinct business unit of a large company that has an active contract with us to access our platform. We do not consider our channel partners as separate customers as our contracts are executed with the end user, and we treat MSPs, who may purchase our products on behalf of multiple companies, as a single customer. We believe that our ability to increase and retain the number of customers on our platform is an indicator of our market penetration, the growth of our business and potential future business opportunities.
Annual Recurring Revenue
We define ARR as the annualized value of all contractual subscription agreements as of the end of the period. We perform this calculation on an individual contract basis by dividing the total dollar amount of a contract by the total contract term stated in months and multiplying this amount by twelve to annualize. Calculated ARR for each individual contract is then aggregated to arrive at total ARR. We believe that ARR is a key metric to measure our business performance because it is driven by our ability to acquire new customers and to maintain and expand our relationship with existing customers.

KnowBe4, Inc.
Consolidated Balance Sheets
(in thousands)

	March 31, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$298,348	$273,723
Accounts receivable, net	52,554	54,071
Deferred commissions	18,586	17,842
Prepaid expenses and other current assets	12,558	10,580
Total current assets	382,046	356,216

Deferred commissions, non-current	36,085	33,869
Capitalized software and content, net	26,776	27,074
Property and equipment, net	9,229	9,120
Operating lease right of use assets, net	14,674	12,998
Intangible assets, net	8,036	7,992
Goodwill	90,176	89,329
Other assets	1,295	1,080
Total assets	$568,317	$537,678

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued expenses	$37,260	$37,642
Current portion of deferred revenue	199,716	184,496
Current portion of operating lease liabilities	3,242	2,938
Total current liabilities	240,218	225,076

Non-current liabilities:
Deferred revenue	87,366	81,278
Operating lease liabilities, net of current portion	11,875	10,484
Other non-current liabilities	3,763	3,573
Total liabilities	343,222	320,411

Stockholders' equity
Preferred stock	—	—
Common stock, Class A	1	1
Common stock, Class B	2	2
Additional paid-in capital	397,785	391,803
Accumulated deficit	(171,788)	(173,148)
Accumulated other comprehensive loss	(905)	(1,391)
Total stockholders' equity	225,095	217,267
Total liabilities and stockholders' equity	$568,317	$537,678

KnowBe4, Inc.
Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenues, net	$75,033	$53,550
Cost of revenues	10,145	7,343
Gross profit	64,888	46,207
Operating expenses:
Sales and marketing	30,747	23,071
Technology and development	8,909	5,742
General and administrative	22,640	14,629
Total operating expenses	62,296	43,442
Operating income	2,592	2,765
Other income (expense):
Interest income	30	18
Interest expense	(86)	(196)
Other expense	(538)	(143)
Income before income tax expense	1,998	2,444
Income tax expense	(638)	(244)
Net income	$1,360	$2,200

Net income per share, basic	$0.01	$0.05
Net income per share, diluted	$0.01	$0.01

Weighted-average shares used in calculating basic net income per share	174,523,311	42,298,941
Weighted-average shares used in calculating diluted net income per share	182,649,162	168,252,806

KnowBe4, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income	$1,360	$2,200
Adjustments to reconcile net income to net cash from operating activities:
Additions to capitalized content	(1,699)	(1,218)
Depreciation and amortization expense	3,730	3,247
Deferred commissions amortization	5,285	4,084
Stock compensation expense	5,629	1,671
Other, net	(268)	(124)
Changes in operating assets and liabilities, net of business combinations:
Accounts receivable	1,584	2,774
Deferred commissions	(8,309)	(5,847)
Prepaid and other assets	(2,196)	(2,128)
Accounts payable and other liabilities	(1,094)	2,523
Deferred revenue	21,119	14,670
Net cash provided by operating activities	25,141	21,852

Cash flows from investing activities:
Business combinations, net of cash acquired	40	(11,305)
Purchases of property and equipment	(1,031)	(519)
Capitalized internal-use software costs	(738)	(362)
Net cash used in investing activities	(1,729)	(12,186)

Cash flows from financing activities:
Proceeds from the exercise of stock options	1,047	347
Repurchase of common stock and options	—	(1,171)
Payments for finance lease obligations	(10)	(10)
Taxes paid for the net share settlement of equity awards	(167)	—
Net cash provided by (used in) financing activities	870	(834)

Effect of exchange rate changes on cash and cash equivalents	343	233

Net change in cash and cash equivalents	24,625	9,065

Cash and cash equivalents, beginning of period	273,723	85,582
Cash and cash equivalents, end of period	$298,348	$94,647

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Gross profit	$64,888	$46,207
Add: Stock compensation expense	166	53
Add: Amortization of acquired intangible assets	645	94
Non-GAAP gross profit	$65,699	$46,354

GAAP gross margin	86.5%	86.3%
Non-GAAP gross margin	87.6%	86.6%
Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Operating income	$2,592	$2,765
Add: Stock compensation expense	5,627	1,659
Add: Amortization of acquired technology and intangible assets	805	175
Add: Acquisition and integration related costs	—	1,311
Non-GAAP operating income	$9,024	$5,910

GAAP operating margin	3.5%	5.2%
Non-GAAP operating margin	12.0%	11.0%
Non-GAAP Net Income Per Share

	Three Months Ended March 31,
	2022	2021
GAAP net income per share, diluted	$0.01	$0.01
Add: Stock compensation expense	0.03	0.01
Add: Amortization of acquired technology and intangible assets	—	—
Add: Acquisition and integration related costs	—	0.01
Non-GAAP net income per share, diluted	$0.04	$0.03

Weighted-average shares used in the calculation of GAAP and Non-GAAP net income per share, diluted	182,649,162	168,252,806

Free Cash Flow

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Net cash provided by operating activities	$25,141	$21,852
Less: Purchases of property and equipment	(1,031)	(519)
Less: Capitalized internal-use software	(738)	(362)
Less: Principal payments on finance leases	(10)	(10)
Free Cash Flow	$23,362	$20,961
Free Cash Flow margin (1)	31.1%	39.1%
(1) Free Cash Flow Margin is calculated as Free Cash Flow divided by Revenues, net for each period.
Key Business Metrics

	March 31,
	2022	2021
	(dollars in thousands)
Number of customers	49,646	38,975
Annual recurring revenue	$305,867	$222,270
Stock Compensation Expense

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Cost of revenues	$166	$53
Sales and marketing	1,154	889
Technology and development	1,253	140
General and administrative	3,054	577
Total stock compensation expense	$5,627	$1,659